SECURITIES AND EXCHANGE COMMISSION

                           WASHINGTON, D.C. 20549





                                  FORM 8-K

                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(D) OF THE
                      SECURITIES EXCHANGE ACT OF 1934



                                MAY 2, 2000
              DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)



                          NUTRAMAX PRODUCTS, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)



       DELAWARE                    0-18671                  061200464
     (STATE OR OTHER             (COMMISSION              (IRS EMPLOYER
     JURISDICTION OF             FILE NUMBER)          INDENTIFICATION NO.)
     INCORPORATION)



51 Blackburn Drive, Gloucester, Massachusetts                  01930
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                     (ZIP CODE)



                               (978) 282-1800
            (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

ITEM 3.   BANKRUPTCY OR RECEIVERSHIP

          On May 2, 2000, NutraMax Products, Inc. and its subsidiaries (collectively, "NutraMax") each filed a voluntary petition for relief under chapter 11, title 11, of the United States Code with the United States Bankruptcy Court for the District of Delaware (the "Bankruptcy Court"). In addition, NutraMax filed its Joint Plan of Reorganization and related disclosure statement with the Bankruptcy Court on May 3, 2000.

          On May 3, 2000, the Bankruptcy Court approved, on an interim basis, NutraMax's authority to obtain loans and advances under a $5 million debtor-in-possession financing facility provided by Fleet National Bank f/k/a BankBoston, N.A. ("Fleet"). Nutramax has also obtained commitments from (i) The CIT Group/Business Credit, Inc. and (ii) Cape Ann, LLC, Peritus Capital Partners, LLC and Mr. Bernard Korman, for subsequent debtor-in-possession financings in an aggregate amount of up to $48 million on substantially the terms of the form financing agreements attached as Exhibits 10.2 and 10.3 to this Current Report on Form 8-K. The subsequent debtor-in-possession financings are subject to court approval.

          The foregoing summary does not purport to be complete and is qualified in its entirety by reference to (i) the Debtors' Joint Chapter 11 Plan of Reorganization and related Disclosure Statement, each dated May 2, 2000, (ii) the Debtor-in-Possession Credit Agreement, dated as of May 2, 2000 among NutraMax and Fleet, (iii) the Order Authorizing Interim Financing, Granting Senior Liens and Priority Administrative Expense, and Modifying the Automatic Stay, dated May 3, 2000, (iv) form of Debtor In Possession Credit Agreement among NutraMax Products, Inc. and its subsidiaries, as borrowers, the lenders party thereto, as lenders, and The CIT Group/Business Credit, Inc. as agent, (v) form of Junior Subsequent Debtor-In-Possession Credit Agreement among NutraMax Products, Inc. and its subsidiaries, as borrowers, and the lenders party thereto, as lenders, and
(vi) the press release, dated May 2, 2000, filed as Exhibits 2.1, 10.1, 10.2, 10.3, 99.1 and 99.2, respectively, to this Current Report on Form 8-K, which items are incorporated by reference herein.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL
          INFORMATION AND EXHIBITS

          (c)  Exhibits.

          The following exhibits are filed as part of this report:

Exhibit
Number         Description
-------        -----------

2.1            Debtors' Joint Chapter 11 Plan of Reorganization, dated May
               2, 2000.

10.1 Debtor-in-Possession Credit Agreement, dated May 2, 2000, among NutraMax Products, Inc., NutraMax Holdings, Inc, NutraMax Holdings, Inc. II, NutraMax Ophthalmics, Inc., Fairton Realty Holdings, Inc., Oral Care, Inc., Powers Pharmaceutical Corporation, Florence Realty, Inc., Certified Corp., First Aid Products, Inc., Adhesive Coatings, Inc., Elmwood Park Realty, Inc. F.A. Products, L.P., NutraMax Acquisition Corporation and Fleet National Bank.

10.2 Form of Debtor In Possession Credit Agreement among NutraMax Products, Inc. and its subsidiaries, as borrowers, the lenders party thereto, as lenders, and The CIT
               Group/Business Credit, Inc., as agent.

10.3 Form of Junior Subsequent Debtor-In-Possession Credit Agreement among NutraMax Products, Inc. and its subsidiaries, as borrowers, and the lenders party thereto, as lenders.

99.1 Interim Order Authorizing Emergency Post-Petition Secured Financing Pursuant to Sections 364(c)(2), 364(c)(3) and 364(d) of the Bankruptcy Code, Granting Adequate Protection, and Setting Final Hearing Pursuant to Bankruptcy Rule 4001.

99.2           Press Release, dated May 2, 2000.

                                 SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  May 16, 2000                    By:  /s/ Richard G. Glass
                                             ----------------------------
                                             Chief Executive Officer

                               EXHIBIT INDEX

Exhibit
Number         Description
-------        -----------

2.1            Debtors' Joint Chapter 11 Plan of Reorganization, dated May
               2, 2000.

10.1 Debtor-in-Possession Credit Agreement, dated May 2, 2000, among NutraMax Products, Inc., NutraMax Holdings, Inc, NutraMax Holdings, Inc. II, NutraMax Ophthalmics, Inc., Fairton Realty Holdings, Inc., Oral Care, Inc., Powers Pharmaceutical Corporation, Florence Realty, Inc., Certified Corp., First Aid Products, Inc., Adhesive Coatings, Inc., Elmwood Park Realty, Inc. F.A. Products, L.P., NutraMax Acquisition Corporation and Fleet National Bank.

10.2 Form of Debtor In Possession Credit Agreement among NutraMax Products, Inc. and its subsidiaries, as borrowers, the lenders party thereto, as lenders, and The CIT
               Group/Business Credit, Inc., as agent.

10.3 Form of Junior Subsequent Debtor-In-Possession Credit Agreement among NutraMax Products, Inc. and its subsidiaries, as borrowers, and the lenders party thereto, as lenders.

99.1 Interim Order Authorizing Emergency Post-Petition Secured Financing Pursuant to Sections 364(c)(2), 364(c)(3) and 364(d) of the Bankruptcy Code, Granting Adequate Protection, and Setting Final Hearing Pursuant to Bankruptcy Rule 4001.

99.2           Press Release, dated May 2, 2000.